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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         SOUTHERN MICHIGAN BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                  Michigan                              38-2407501
(State of Incorporation or Organization)   (I.R.S. Employer Identification No.)

            51 West Pearl Street
            Coldwater, Michigan                           49036
   (Address of Principal Executive Offices)             (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. []

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, par value $2.50


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        This registration statement relates to the registration with the Securities and Exchange Commission of shares of Common Stock, par value $2.50 (the "Common Stock") of Southern Michigan Bancorp, Inc., a Michigan corporation (the "Registrant"). The description set forth under the caption "THE COMMON STOCK" at page 10 of the Registrant's Registration Statement on Form S-3, Registration No. 333-51417, filed with the Securities and Exchange Commission on April 30, 1998, is incorporated herein by this reference.



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ITEM 2. EXHIBITS.

         The following exhibits are filed herewith or are incorporated by reference as indicated below.


          Exhibit No.                        Description of Exhibit

          Exhibit 1 Articles of Incorporation are incorporated by reference to Exhibit 3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and Exhibit 3 to Form S-3 filed April 30, 1998.

          Exhibit 2 Amended and Restated By-Laws are incorporated by reference to Exhibit 3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.

          Exhibit 3          Specimen stock certificate.*



-----------------------------
*    Filed herewith.

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                              SOUTHERN MICHIGAN BANCORP, INC., a
                              Michigan corporation

Dated:      April 30, 2002
                              By:      /s/  James T. Grohalski
                                       ----------------------------------------
                                       James T. Grohalski
                              Its:     President and Chief Executive Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-A






                                Index to Exhibits
                                    Exhibits






                         SOUTHERN MICHIGAN BANCORP, INC.
                            (A Michigan corporation)
                              51 West Pearl Street
                            Coldwater, Michigan 49036


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                                INDEX TO EXHIBITS


                  Exhibit No.                     Description of Exhibit

                  Exhibit 1 Articles of Incorporation are incorporated by reference to Exhibit 3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1991 and Exhibit 3 to Form S-3 filed April 30, 1998.

                  Exhibit 2 Amended and Restated By-Laws are incorporated by reference to Exhibit 3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.

                  Exhibit 3         Specimen stock certificate.*

-----------------------------
*        Filed herewith.